                                 AssetMark Funds

                   Supplement dated September 13, 2006 to the
                         Prospectus dated July 31, 2006

Management of the Funds

Mr. Gregory M. Jones is no longer a Portfolio  Manager with the Sub-Advisor Clay
Finlay,  Inc.  Within the  subsection  "Sub-Advisors  and  Portfolio  Managers,"
beginning on page 40 of the Prospectus,  please replace the International Equity
Fund - Clay Finlay, Inc. section with the following:

International Equity Fund:
Clay Finlay, Inc. ("Clay Finlay"), 200 Park Avenue, New York, New York, 10166, a
global  equity  management  firm  founded  in  1982,  is a  sub-advisor  for the
International  Equity  Fund.  The firm also has offices in London and Tokyo.  An experienced  multinational team of more than 18 investment professionals manages a full range of  multi-regional  and regional equity mandates on behalf of major corporations,  financial  institutions and governments.  Assets under management were in excess of $7.1  billion as of August 31, 2006.  Clay Finlay  manages its allocated portion of the International Equity Fund's assets on a team basis. The team consists of the following individuals:

o    Henrik Strabo
     Managing  Director,  Co-Chief  Investment Officer
     Mr. Strabo is a member of the Investment Policy Committee.  He has previous investment  experience as the Chief  Investment  Officer for  International
     Equities, and as a Portfolio Manager and Equity Analyst at American Century
     Investments.  He has prior investment  experience at Barclays De Zoete Wedd and Cresvale  International.  Mr. Strabo has a B.A. from the  University of
     Washington.  He  joined  the firm in 2006  and has 20  years of  investment experience.

o    Carol L. Franklin
     Managing Director, Senior Portfolio Manager
     Ms.  Franklin  is a member  of the  Investment  Policy  Committee.  She has previous  investment  experience  as a  Managing  Director,  Head of Global
     Equity  Portfolio  Selection  Team at Deutsche Asset  Management;  Managing
     Director, Global Equity Group at Scudder Kemper Investments;  and Associate
     at Bank of America. Ms. Franklin has an M.B.A. from Columbia University and a B.A. from Smith College.  She joined the firm in 2004 and has 25 years of investment experience.

o    Robert C. Schletter, CFA
     Managing  Director,  Co-Chief  Investment  Officer
     Mr.  Schletter,  a Senior Portfolio  Manager and a member of the Investment
     Policy  Committee,  has been  with the firm  since  1984.  He has  previous investment  experience as a Senior Vice President and Portfolio  Manager at
     Morgan  Guaranty.  Mr.  Schletter  has an  M.B.A.  from the  University  of
     Virginia  and a B.S.  from  Northwestern  University.  He has 26  years  of investment experience.

o    Gregory Stanek, CFA
     Principal,  Portfolio  Manager and Senior  Research  Analyst
     Mr.  Stanek has been a member of the  investment  team since 2000,  and has held  various  investment  positions  with Clay Finlay  including  Research
     Analyst, Portfolio Manager Assistant and Assistant Trader. Mr. Stanek has a
     B.B.A. from Hofstra University and an MBA from NYU.

o    Jonathan Allen, CFA
     Principal, Portfolio Manager and Senior Research Analyst
     Mr. Allen has been a member of the investment team since 1994, and has held various  investment  research positions with Clay Finlay in both London and
     New York.  Mr. Allen has a B.A. from the  University of  Pennsylvania.  Mr.
     Allen has 12 years of investment experience.

    Please retain this Supplement with your Prospectus for furture reference.